EXHIBIT 10.21


                                 PROMISSORY NOTE

$110,000.00                                                    December 10, 2004

     FOR VALUE RECEIVED, on or before February 28, 2005, the undersigned, Cyber Defense Systems, Inc. (the "Maker"), promises to pay to the order of Joseph Theismann (the "Holder"), at the address set forth herein, or at such other place as the Holder may from time to time designate by written notice to the Maker, the principal sum of $110,000.00, together with accrued interest at the rate of 18 % per annum, in accordance with the terms set forth below.

The Maker and the Holder further agree as follows:

1. Representations, Warranties and Undertakings of the Maker.

In connection with this Note, the Maker represents to the Holder as follows:

     (a) The Maker has full power and legal capacity to enter into this Note. This Note constitutes valid and legally binding obligations of the Maker, enforceable in accordance with its terms, except

          (i) as limited by applicable bankruptcy,  insolvency,  reorganization,
     moratorium,   fraudulent   conveyance,   and  any  other  laws  of  general
     application affecting enforcement of creditors' rights generally, and

          (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

     (b) The execution, delivery and performance of this Note will not result in any material violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice

          (i) any provision of any judgment, decree or order to which the Maker is a party or by which it is bound; or

          (ii) any material contract, obligation or commitment to which the Maker is a party.

2. Default.

     If one or more of the following described event (the "Events of Default") shall occur and continue for 30 days, unless a different time frame is noted below:

     (a) the failure of the Maker to make any payment, whether of interest or principal, when due; or

     (b) any of the representations or warranties made by the Maker herein, or in any certificate or financial or other written statements heretofore or hereafter furnished by or on behalf of the Maker in connection with the execution and delivery of this Note shall prove to be false or misleading in any material respect at the time made; or

     (c) the Maker shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; (v) file a petition for bankruptcy relief, consent to the filing of such petition or have filed against it an involuntary petition for bankruptcy relief, all under federal or state laws as applicable; or




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then, or at any time thereafter,  unless cured, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Note immediately due and payable, without presentment, demand, protest or (further) notice of any kind (other than notice of acceleration), all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately, and without expiration of any period of grace, enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law.

3. Waivers.

     (a) The Maker waives demand, presentment, protest, notice of protest, notice of dishonor, and all other notices or demands of any kind or nature with respect to this Note other than the initial demand for payment.

     (b) The Maker agrees that a waiver of rights under this Note shall not be deemed to be made by Holder unless such waiver shall be in writing, duly signed by Holder, and each such waiver, if any, shall apply only with respect to the specific instance involved and shall in no way impair the rights of Holder or the obligations of Maker in any other respect at any other time.

     (c) The Maker agrees that in the event Holder accepts partial payment of this Note, such acceptance shall not be deemed to constitute a waiver of any right to demand the entire unpaid balance of this Note at any time in accordance with the terms of this Note.

4. Collection Costs.

     If the indebtedness represented hereby is not paid in full when due, the Maker will, upon demand, pay to the Holder the amount of any and all reasonable costs and expenses, including, without limitation, the reasonable fees and disbursements of its counsel (whether or not suit is instituted) and of any experts and agents, which the Holder may incur in connection with the following:
(i) the enforcement of this Note, and (ii) the enforcement of payment of all obligations of Maker by any action or participation in, or in connection with the U. S. Bankruptcy Code, or any successor statute hereto.

5. Assignment of Note.

     (a) The Maker may not assign its obligations under this Note without the prior written consent of the Holder, which consent may be withheld in the Holder's sole discretion.

     (b) The Holder may not negotiate this Note without the prior written consent of the Maker, which consent may be withheld in the Maker's sole discretion.

     (c) Any attempted assignment or negotiation hereof except as provided for herein shall be null and void and of no force and effect against the person attempting to assign or negotiate this Note.

6. Applicable Law; Resolution of Disputes; Venue; Jurisdiction; Waiver of Jury Trial.

     (a) This Note and all questions relating to its validity, interpretation, performance and enforcement (including, without limitation, provisions concerning limitations of actions), shall be governed by and construed in
accordance  with  the  laws  of  the  State  of  Florida,   notwithstanding  any




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conflict-of-laws  doctrines of such state or other jurisdiction to the contrary, and without the aid of any canon, custom or rule of law requiring construction against the draftsman.

     (b) The Parties hereby waive trial by jury.

IN THAT CONNECTION, THE PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE IN CONNECTION WITH OR RELATING TO THIS NOTE, ANY RELATED AGREEMENT OR ANY MATTERS DESCRIBED OR CONTEMPLATED HEREIN OR THEREIN, AND AGREES TO TAKE ANY AND ALL ACTION NECESSARY OR APPROPRIATE TO EFFECT SUCH WAIVER.

     (c) The Parties hereto irrevocably agree and consent that all disputes concerning this Note or any claim or issue of any nature whatsoever arising from or relating to this Note or to the corporate steps taken to enter into it (including, without limitation, claims for alleged fraud, breach of fiduciary duty, breach of contract, tort, etc.) which cannot be resolved within reasonable time through discussions between the Parties, shall be resolved solely and exclusively by means of arbitration to be conducted in St. Petersburg, Florida, which arbitration will proceed in accordance with the rules of the Arbitration then in force in St. Petersburg, Florida, for resolution of commercial disputes.

     (d) The Parties agree that Arbitrators themselves shall have the right to determine and to arbitrate the threshold issue of arbitrability itself, that the decision of the Arbitrators shall be final, conclusive, and binding upon the Parties, and that a judgment upon the award may be obtained and entered in any federal or state court of competent jurisdiction.

     (e) In addition, the Parties waive, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such forum.

     7. Notice.

     (a) Any notice, request, instruction or other document required by the terms of this Agreement to be given to any other Party hereto shall be in writing and shall be given either

          (i) by telephonic facsimile, in which case notice shall be presumptively deemed to have been given at the date and time displayed on the sender's transmission confirmation receipt showing the successful receipt thereof by the recipient; or

          (ii) by hand delivery or Federal Express or other method in which the date of delivery is recorded by the delivery service, in which case notice shall be presumptively deemed to have been given at the time that records of the delivery service indicate the writing was delivered to the addressee; or

          (iii) by prepaid telegram, in which case notice shall be presumptively deemed to have been given at the time that the records of the telegraphic agency indicate that the telegram was telephoned or delivered to the recipient or addressee, as the case may be; or

          (iv) by U.S. mail to be sent by "Priority Overnight" registered or certified mail, postage prepaid, with return receipt requested, in which case notice shall be presumptively deemed to have been given forty-eight
     (48) hours after the letter was deposited with the United States Postal Service.







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     (b) Notice shall be sent:

(i) If to the Maker, to:

                                    Cyber Defense Systems, Inc.

                                    10901 Roosevelt Boulevard
                                    Suite 100-D
                                    St. Petersburg, Florida 33716
                                    c/o William C. Robinson, CEO

                                    Voice Telephone:     (727)  577-0878
                                    Cellular Telephone   (504)  722-7402
                                    Facsimile Telephone: (727)  577-0878

(ii) If to the Holder, to:

                                    Joseph Theismann
                                    5661 Columbia Pike
                                    Suite 200
                                    Falls Church, VA 22041

                                    Voice Telephone:     (703)  671-6823
                                    Facsimile Telephone: (703)  671-
And to



          (iii) or to such other address as a Party may have specified in writing to the other Parties using the procedures specified above in this Section.

8. Miscellaneous.

     (a) This Note may be altered or modified  only by prior  written  agreement
signed  by  the  party  against  whom   enforcement   of  any  waiver,   change,
modification, or discharge is sought.

     (b) The covenants, terms, and conditions contained in this Note apply to and bind the heirs, successors, executors, administrators and assigns of the Parties.

     (c) This Note constitutes a final written expression of all the terms of the agreement between the Parties regarding the subject matter thereof, is a complete and exclusive statement of those terms, and supersede all prior and contemporaneous agreements, understandings, and representations between the Parties.

     (d) If any provision or any word, term, clause or other part of any provision of this Note shall be invalid for any reason, the same shall be ineffective, but the remainder of this Note shall not be affected and shall remain in full force and effect.






       THE SIGNATURES ON THIS NOTE APPEAR ON THE FOLLOWING PAGE











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     IN  WITNESS  WHEREOF,  the Maker and the  Holder  have  executed  this Note intending it to be effective as of the date first set forth above.



     MAKER:

     Cyber Defense Systems, Inc.

     By: /s/ William C.  Robinson
     ------------------------------------------------------------
      William C. Robinson, as CEO of
      Cyber Defense Systems, Inc., and not Individually



     HOLDER:

     Joseph Theismann.

     By: /s/ Joseph Theismann.
     ------------------------------------------------------------
     Joseph Theismann, Individually










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